                               RYDEX SERIES TRUST
                              RYDEX VARIABLE TRUST
                                   NEWCO TRUST

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of Rydex Series Trust, Rydex Variable Trust, and NewCo Trust each a business trust ("Trust") organized under the laws of the State of Delaware, hereby constitutes and appoints Albert P. Viragh, Jr. and Carl G. Verboncoeur, and each of them singly, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.



/s/ J. Kenneth Dalton                                    Date: November 22, 1999
-----------------------------
J. Kenneth Dalton
Trustee

                               RYDEX SERIES TRUST
                              RYDEX VARIABLE TRUST
                                   NEWCO TRUST

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of Rydex Series Trust, Rydex Variable Trust, and NewCo Trust each a business trust ("Trust") organized under the laws of the State of Delaware, hereby constitutes and appoints Albert P. Viragh, Jr. and Carl G. Verboncoeur, and each of them singly, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.



/s/ Corey A. Colehour                                    Date: November 22, 1999
-----------------------------
Corey A. Colehour
Trustee

Sworn to me this 22nd day of November, 1999

/s/ Debra G. Boggett
-----------------------------
Commission Expires: 01/02/2000

                               RYDEX SERIES TRUST
                              RYDEX VARIABLE TRUST
                                   NEWCO TRUST

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of Rydex Series Trust, Rydex Variable Trust, and NewCo Trust each a business trust ("Trust") organized under the laws of the State of Delaware, hereby constitutes and appoints Albert P. Viragh, Jr. and Carl G. Verboncoeur, and each of them singly, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.



/s/ J. Kenneth Dalton                                    Date: November 22, 1999
-----------------------------
J. Kenneth Dalton
Trustee

                               RYDEX SERIES TRUST
                              RYDEX VARIABLE TRUST
                                   NEWCO TRUST

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of Rydex Series Trust, Rydex Variable Trust, and NewCo Trust each a business trust ("Trust") organized under the laws of the State of Delaware, hereby constitutes and appoints Albert P. Viragh, Jr. and Carl G. Verboncoeur, and each of them singly, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.



/s/ Roger Somers                                         Date: November 22, 1999
-----------------------------
Roger Somers
Trustee

                               RYDEX SERIES TRUST
                              RYDEX VARIABLE TRUST
                                   NEWCO TRUST

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of Rydex Series Trust, Rydex Variable Trust, and NewCo Trust each a business trust ("Trust") organized under the laws of the State of Delaware, hereby constitutes and appoints Albert P. Viragh, Jr. and Carl G. Verboncoeur, and each of them singly, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.



/s/ John O. Demaret                                      Date: November 22, 1999
-----------------------------
John O. Demaret
Trustee

                               RYDEX SERIES TRUST
                              RYDEX VARIABLE TRUST
                                   NEWCO TRUST

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of Rydex Series Trust, Rydex Variable Trust, and NewCo Trust each a business trust ("Trust") organized under the laws of the State of Delaware, hereby constitutes and appoints Albert P. Viragh, Jr. and Carl G. Verboncoeur, and each of them singly, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.



/s/ Patrick T. McCarville                                Date: November 22, 1999
-----------------------------
Patrick T. McCarville
Trustee

                               RYDEX SERIES TRUST
                              RYDEX VARIABLE TRUST
                                   NEWCO TRUST

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of Rydex Series Trust, Rydex Variable Trust, and NewCo Trust each a business trust ("Trust") organized under the laws of the State of Delaware, hereby constitutes and appoints Albert P. Viragh, Jr., his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.



/s/ Carl G. Verboncoeur                                  Date: November 22, 1999
-----------------------------
Carl G. Verboncoeur
Vice President and Treasurer

                               RYDEX SERIES TRUST
                              RYDEX VARIABLE TRUST
                                   NEWCO TRUST

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of Rydex Series Trust, Rydex Variable Trust, and NewCo Trust each a business trust ("Trust") organized under the laws of the State of Delaware, hereby constitutes and appoints Carl G. Verboncoeur, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.



/s/ Albert P. Viragh, Jr.                                Date: November 22, 1999
-----------------------------
Albert P. Viragh, Jr.
President